UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K-A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-209478

MAKH GROUP CORP.

            (Exact name of Registrant as specified in its charter)

Nevada	32-0446353
(State of incorporation)	(IRS Employer ID Number)
Zheng Road (5# Plant) Shushan Industrial Park Hefei, China 230031 _______________________________ Address of Principal Executive Office

Tel.  +189-5653-9083

Registrant’s telephone number, including area code

Date of Report (Date of earliest event reported):

                               January 31, 2017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.01 – AMENDED CHANGE IN CONTROL OF REGISTERANT.

Note – the Amendment is filed to correct the number of shares acquired by the majority holder. The previous 8K had read 6,000,000 whereas the correct number of shares is 8,600,000. All other aspects of the previous filing were accurate and remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2017

MAKH GROUP CORP.

         s/ Yonghua Kang

By:   Yonghua Kang, CEO

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